Exhibit 99.1
Five Point Holdings, LLC Reports Second Quarter 2026 Results
Second Quarter 2026 Highlights
•Great Park Venture sold 17.7 acres of commercial land planned for senior living uses for a purchase price of $159.3 million.
•Great Park Venture distributions and incentive compensation payments to the Company totaled $43.6 million.
•Gateway Commercial Venture distribution to the Company of $33.1 million.
•Great Park builder sales of 56 homes during the quarter.
•Valencia builder sales of 78 homes during the quarter.
•Consolidated revenues of $13.9 million; consolidated net income of $29.9 million.
•Cash and cash equivalents of $348.4 million as of June 30, 2026.
•Debt to total capitalization ratio of 16.2% and liquidity of $565.9 million as of June 30, 2026.
Irvine, CA, July 23, 2026 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its second quarter 2026 results.
Dan Hedigan, President and Chief Executive Officer, said, “I am pleased to report that Five Point generated consolidated net income of $29.9 million in the second quarter and ended the quarter with total liquidity of $565.9 million, including $348.4 million of cash and cash equivalents. During the quarter, the Great Park Venture completed the sale of 17.7 acres planned for a senior living retirement community for $159.3 million, further demonstrating the substantial value embedded in our California communities. We also received $79.6 million in distributions and incentive compensation payments from our joint ventures, while continuing to grow our recurring management and investment income through our Hearthstone Venture and the Great Park Venture. These results reflect the progress we are making toward a more diversified and capital-efficient business model. Although housing market conditions remain uncertain, the scarcity of entitled land in our markets continues to support the long-term value of our communities. We remain actively engaged with builders regarding additional homesite sales, and we expect that our remaining land sales activity will occur during the fourth quarter, subject to market conditions. At this time, we are not updating or altering our prior guidance of approximately $100 million in consolidated net income for 2026.”
Consolidated Results
Liquidity and Capital Resources
As of June 30, 2026, total liquidity of $565.9 million was comprised of cash and cash equivalents totaling $348.4 million and borrowing availability of $217.5 million under our unsecured revolving credit facility. Total capital was $2.3 billion, reflecting $3.2 billion in assets and $0.9 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended June 30, 2026
Revenues. Revenues of $13.9 million for the three months ended June 30, 2026 were primarily generated from management services at our Great Park and Hearthstone segments.
Equity in earnings from unconsolidated entities. Equity in earnings from unconsolidated entities was $41.0 million for the three months ended June 30, 2026. The Great Park Venture generated net income of $114.2 million during the three months ended June 30, 2026, and our share of the net income from our 37.5% percentage interest, adjusted for basis differences, was $39.7 million.
During the three months ended June 30, 2026, the Great Park Venture sold 17.7 acres of commercial land planned for senior living uses at the Great Park Neighborhoods for a purchase price of $159.3 million. The Great Park Venture made aggregate distributions of $91.6 million to holders of percentage interests during the three months ended June 30, 2026. We received $34.4 million for our 37.5% percentage interest.
Selling, general, and administrative. Selling, general, and administrative expenses were $14.3 million for the three months ended June 30, 2026.
Net income. Consolidated net income for the quarter was $29.9 million. Net income attributable to noncontrolling interests totaled $19.1 million, resulting in net income attributable to the Company of $10.9 million. Net income attributable to noncontrolling interests primarily represents the portion of income allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for either, at our election, our Class A common shares on a one-for-one basis or cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase thereby reducing the amount of income or loss allocated to noncontrolling interests in subsequent periods.
Conference Call Information
In conjunction with this release, Five Point will host a conference call on Thursday, July 23, 2026 at 5:00 p.m. Eastern Time. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international). A telephonic replay will be available starting approximately three hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 13761889. The telephonic replay will be available until 11:59 p.m. Eastern Time on August 2, 2026.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include up to approximately 40,000 residential homes and up to approximately 20 million square feet of commercial space. Five Point’s Hearthstone platform provides management services to residential land banking funds and oversees approximately $3.4 billion in assets under management.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. Forward-looking statements include, among others, statements that refer to: our expectations of our future home sales and/or builder sales; the impact of inflation and interest rates; our future revenues, costs and financial performance, including with respect to cash generation and profitability; future demographics and market conditions, including housing supply levels, in the areas where our communities are located; the timing and expected benefits of our share repurchase program and other planned and potential transactions and acquisitions; and other statements that are not historical in nature. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.
Investor Relations:
Kim Tobler, 949-425-5211
Kim.Tobler@fivepoint.com
or
Media:
Eric Morgan, 949-349-1088
Eric.Morgan@fivepoint.com
Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
REVENUES:
Land sales	$(211)	$(16)	$(211)	$82
Land sales—related party	(1,211)	—	(1,211)	—
Management services—related party	14,712	6,959	27,696	19,510
Operating properties	612	530	1,209	1,038
Total revenues	13,902	7,473	27,483	20,630
COSTS AND EXPENSES:
Land sales	—	—	—	—
Management services	5,587	2,330	12,481	5,391
Operating properties	1,605	1,773	3,185	3,260
Selling, general, and administrative	14,294	15,586	29,043	30,351
Total costs and expenses	21,486	19,689	44,709	39,002
OTHER INCOME:
Interest income	2,659	4,967	5,926	9,017
Miscellaneous	36	21	644	796
Total other income	2,695	4,988	6,570	9,813
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	41,030	17,145	40,885	88,584
INCOME BEFORE INCOME TAX PROVISION	36,141	9,917	30,229	80,025
INCOME TAX PROVISION	(6,207)	(1,341)	(5,265)	(10,863)
NET INCOME	29,934	8,576	24,964	69,162
LESS NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	19,073	5,256	16,330	42,558
NET INCOME ATTRIBUTABLE TO THE COMPANY	$10,861	$3,320	$8,634	$26,604

NET INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.15	$0.05	$0.12	$0.38
Diluted	$0.15	0.05	$0.12	$0.36
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	72,138,474	69,763,845	71,828,813	69,639,492
Diluted	149,093,240	148,724,073	149,303,258	148,743,245
NET INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$0.00	$0.00	$0.00
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	76,096,410	79,233,544	76,096,410	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	June 30, 2026	December 31, 2025
ASSETS
INVENTORIES	$2,524,356	$2,443,279
INVESTMENT IN UNCONSOLIDATED ENTITIES	124,904	153,087
PROPERTIES AND EQUIPMENT, NET	29,217	29,264
INTANGIBLE ASSETS, NET—RELATED PARTY	15,389	17,250
GOODWILL	69,812	69,812
CASH AND CASH EQUIVALENTS	348,382	425,546
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	992	992
RELATED PARTY ASSETS	87,175	89,509
OTHER ASSETS	19,959	20,264
TOTAL	$3,220,186	$3,249,003

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$444,048	$443,348
Accounts payable and other liabilities	107,994	106,199
Related party liabilities	17,736	70,973
Deferred income tax liability, net	63,602	58,343
Payable pursuant to tax receivable agreement	181,501	181,544
Total liabilities	814,881	860,407

REDEEMABLE NONCONTROLLING INTERESTS	69,920	70,155
CAPITAL:
Class A common shares; No par value; Issued and outstanding: June 30, 2026—71,783,254 shares; December 31, 2025—71,100,768 shares
Class B common shares; No par value; Issued and outstanding: June 30, 2026—76,096,410 shares; December 31, 2025—76,096,410 shares
Contributed capital	613,863	616,751
Retained earnings	236,677	228,043
Accumulated other comprehensive loss	(1,545)	(1,549)
Total members’ capital	848,995	843,245
Noncontrolling interests	1,486,390	1,475,196
Total capital	2,335,385	2,318,441
TOTAL	$3,220,186	$3,249,003

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

June 30, 2026
Cash and cash equivalents	$348,382
Borrowing capacity(1)	217,500
Total liquidity	$565,882
(1) As of June 30, 2026, no borrowings or letters of credit were outstanding on the Company’s $217.5 million revolving credit facility.

Debt to Total Capitalization and Net Debt to Total Capitalization

June 30, 2026
Debt(1)	$450,000
Total capital	2,335,385
Total capitalization	$2,785,385
Debt to total capitalization	16.2%

Debt(1)	$450,000
Less: Cash and cash equivalents	348,382
Net debt	101,618
Total capital	2,335,385
Total net capitalization	$2,437,003
Net debt to total capitalization(2)	4.2%
(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company’s GAAP results.

Segment Results
The following tables reconcile the results of operations of our segments to our consolidated results for the three and six months ended June 30, 2026 (in thousands):

	Three Months Ended June 30, 2026
	Valencia	San Francisco	Great Park	Hearthstone	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$(211)	$—	$161,671	$—	$161,460	$—	$161,460	$(161,671)	$(211)
Land sales—related party	(1,211)	—	—	—	(1,211)	—	(1,211)	—	(1,211)
Management services—related party(2)	—	—	9,132	5,580	14,712	—	14,712	—	14,712
Operating properties	432	180	—	—	612	—	612	—	612
Total revenues	(990)	180	170,803	5,580	175,573	—	175,573	(161,671)	13,902
COSTS AND EXPENSES:
Land sales	—	—	37,622	—	37,622	—	37,622	(37,622)	—
Management services(2)	—	—	2,351	3,236	5,587	—	5,587	—	5,587
Operating properties	1,605	—	—	—	1,605	—	1,605	—	1,605
Selling, general, and administrative	2,352	1,426	2,412	—	6,190	10,516	16,706	(2,412)	14,294
Management fees—related party	—	—	9,016	—	9,016	—	9,016	(9,016)	—
Total costs and expenses	3,957	1,426	51,401	3,236	60,020	10,516	70,536	(49,050)	21,486
OTHER INCOME:
Interest income	—	1	1,620	19	1,640	2,639	4,279	(1,620)	2,659
Miscellaneous	36	—	—	—	36	—	36	—	36
Total other income	36	1	1,620	19	1,676	2,639	4,315	(1,620)	2,695
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	312	—	—	789	1,101	264	1,365	39,665	41,030
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(4,599)	(1,245)	121,022	3,152	118,330	(7,613)	110,717	(74,576)	36,141
INCOME TAX PROVISION	—	—	—	—	—	(6,207)	(6,207)	—	(6,207)
SEGMENT (LOSS) PROFIT/NET INCOME	$(4,599)	$(1,245)	$121,022	$3,152	$118,330	$(13,820)	$104,510	$(74,576)	$29,934
(1) Represents the removal of the Great Park Venture operating results, which are included in the Great Park segment operating results at 100% of the venture’s historical basis but are not included in our consolidated results as we account for our investment in the venture using the equity method of accounting.
(2) The amounts for the Great Park segment represent the revenues and expenses attributable to the management company for providing services to the Great Park Venture as applicable.

	Six Months Ended June 30, 2026
	Valencia	San Francisco	Great Park	Hearthstone	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$(211)	$—	$165,278	$—	$165,067	$—	$165,067	$(165,278)	$(211)
Land sales—related party	(1,211)	—	—	—	(1,211)	—	(1,211)	—	(1,211)
Management services—related party(2)	—	—	15,988	11,708	27,696	—	27,696	—	27,696
Operating properties	852	357	—	—	1,209	—	1,209	—	1,209
Total revenues	(570)	357	181,266	11,708	192,761	—	192,761	(165,278)	27,483
COSTS AND EXPENSES:
Land sales	—	—	37,622	—	37,622	—	37,622	(37,622)	—
Management services(2)	—	—	4,462	8,019	12,481	—	12,481	—	12,481
Operating properties	3,185	—	—	—	3,185	—	3,185	—	3,185
Selling, general, and administrative	4,852	2,987	3,562	—	11,401	21,204	32,605	(3,562)	29,043
Management fees—related party	—	—	16,146	—	16,146	—	16,146	(16,146)	—
Total costs and expenses	8,037	2,987	61,792	8,019	80,835	21,204	102,039	(57,330)	44,709
OTHER INCOME:
Interest income	—	2	3,489	33	3,524	5,891	9,415	(3,489)	5,926
Miscellaneous	644	—	—	—	644	—	644	—	644
Total other income	644	2	3,489	33	4,168	5,891	10,059	(3,489)	6,570
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	519	—	—	1,091	1,610	661	2,271	38,614	40,885
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(7,444)	(2,628)	122,963	4,813	117,704	(14,652)	103,052	(72,823)	30,229
INCOME TAX PROVISION	—	—	—	—	—	(5,265)	(5,265)	—	(5,265)
SEGMENT (LOSS) PROFIT/NET INCOME	$(7,444)	$(2,628)	$122,963	$4,813	$117,704	$(19,917)	$97,787	$(72,823)	$24,964
(1) Represents the removal of the Great Park Venture operating results, which are included in the Great Park segment operating results at 100% of the venture’s historical basis but are not included in our consolidated results as we account for our investment in the venture using the equity method of accounting.
(2) The amounts for the Great Park segment represent the revenues and expenses attributable to the management company for providing services to the Great Park Venture as applicable.
The table below reconciles the Great Park segment results to the equity in earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and six months ended June 30, 2026 (in thousands):

	Three Months Ended June 30, 2026	Six Months Ended June 30, 2026
Segment profit from operations	$121,022	$122,963
Less net income of management company attributed to the Great Park segment	6,781	11,526
Net income of the Great Park Venture	114,241	111,437
The Company’s share of net income of the Great Park Venture	42,840	41,789
Basis difference amortization, net	(3,175)	(3,175)
Equity in earnings from the Great Park Venture	$39,665	$38,614